Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2022
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
22)	CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2021	2022
Cash in hand	65	24
Funds in transit	13,236	32,749
Bank balances	218,141	153,389
Term deposits	63,624	27,121
Total	295,066	213,283

As of March 31, 2022, bank balances include USD 45 (March 31, 2021: USD 125) against which mainly letters of credit have been issued to various airlines.

Funds in transit represents the amount collected from customers through credit cards/net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end.

The Group’s exposure to currency risk, credit risk and interest rate risk along with sensitivity analysis for financial assets is disclosed in note 5 and 35.